                                   Exhibit 24.1
                                   ------------

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Val P. Peline or Gary S. Wolf, his attorney-in-fact, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.


         Signature                  Title                     Date
         ---------                  -----                     ----


   /s/ VAL P. PELINE          President and Chief        October 24, 1995
--------------------------    Executive Officer
       Val P. Peline          (Principal Executive
                              Officer)


    /s/ GARY S. WOLF          Senior Vice President,     October 24, 1995
--------------------------    Chief Financial Officer
        Gary S. Wolf          (Principal Financial and
                              Accounting Officer)


 /s/ JAMES J. SPILKER, JR.    Chairman of the Board      October 24, 1995
--------------------------
     James J. Spilker, Jr.


 /s/ MICHAEL BERBERIAN        Director                   October 24, 1995
--------------------------
     Michael Berberian


  /s/ JOHN W. BROWNIE         Director                   October 24, 1995
--------------------------
      John W. Brownie

         Signature                  Title                     Date
         ---------                  -----                     ----


/s/ P. MARSHALL FITZGERALD    Director                   October 24, 1995
--------------------------
    P. Marshall Fitzgerald


 /s/ MILTON W. HOLCOMBE       Director                   October 24, 1995
--------------------------
     Milton W. Holcombe


 /s/ LEONARD SCHUCHMAN        Director                   October 24, 1995
--------------------------
     Leonard Schuchman


  /s/ C. JEROME WAYLAN        Director                   October 24, 1995
--------------------------
      C. Jerome Waylan

                                       -2-